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                                                                    EXHIBIT 10.2

[NORDEA LOGO]

Private & Confidential

To:   Gulf Offshore N.S. Limited
      184-192 Market Street
      Aberdeen AB11 5PQ
      Scotland

      GulfMark Rederi AS
      (formerly known as GulfMark Norge AS)
      Strandgaten 5
      Sandnes, Norway

      GulfMark Offshore, Inc.
      4400 Post Oak Parkway, Suite 1170
      Houston, Texas 77027

                                                                17 November 2004

Gentlemen,

US $100,000,000 MILLION SENIOR SECURED REDUCING REVOLVING MULTI-CURRENCY CREDIT FACILITY DATED 26 JUNE 2002

1     We refer to:

      (a) the Facility Agreement dated 26 June 2002 made between (1) Gulf Offshore N.S. Limited, GulfMark Rederi AS (formerly known as GulfMark Norge AS) and GulfMark Offshore, Inc (the "BORROWERS") (2) GulfMark Offshore, Inc. (the "GUARANTOR") (3) Nordea Bank Norge ASA ("NORDEA") and The Royal Bank of Scotland plc ("RBS") (the "ARRANGERS"), (4) The banks and financial institutions whose names and addresses are set out in Schedule 1 of the Agreement as the Lenders (the "LENDERS"), (5) Nordea (as "FACILITY AGENT" and "SECURITY TRUSTEE") and (6) Danish Ship Finance (as "CO-ARRANGER") (the "FACILITY AGREEMENT"); and

      (b) the letter dated 19 October 2004 from the Guarantor to the Facility Agent requesting that certain amendments be made to the Facility Agreement (the "AMENDMENT REQUEST LETTER").

2 Unless the context otherwise requires, words and expressions used in this letter shall have the meaning given to them in the Facility Agreement.

3 The amendments requested by the Amendment Request Letter require the approval of all the Lenders pursuant to the provisions of clause 2.4(b)(viii) of the Agency Agreement. We have notified the Lenders of the amendments requested by the Amendment Request Letter and have

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[NORDEA LOGO]

      obtained their written approval to the amendments being made in accordance with the terms and conditions of this letter.

4 In consideration of the payment by the Borrowers and or the Guarantor on their behalf (as the case may be) of a fee of $10,000 for each Lender, we can confirm that with effect from the Effective Date the Lenders have agreed the following amendments to the Facility Agreement:

      (a) clause 10.3(a) - shall be deleted in its entirety and the words "INTENTIONALLY DELETED" inserted therefore; and

      (b) clause 10.5(a) - shall be amended in its entirety and the following clause inserted therefore:

            "(a)  the ratio of Consolidated EBITDA (prevailing during the four
                  (4) financial quarters ending on each Quarterly Financial Statements Preparation Date) to Consolidated Interest Expenses (prevailing during the four (4) financial quarters ending on each Quarterly Financial Statements Preparation Date) is:

                  (i) during the period commencing on the 30 September 2004 until the Quarterly Financial Statement Preparation Date ending on (and for the avoidance of doubt including) 30 September 2005, 2.00 to 1.00; and

                  (ii) during the period commencing after the period described in clause 10.5(a)(i) until the last day of the Security Period, 2.75 to 1.00;".

5 The amendments to the Facility Agreement set out in paragraph 4 of this letter shall only become effective upon the date (the "EFFECTIVE DATE") on which:

      (a) the Facility Agent receives the fees described in paragraph 4 of this letter with respect to each Lender; and

      (b) this letter has been returned duly executed by each of the Borrowers and the Guarantor by a duly authorised officer or officers; and

      (c) the Facility Agent is satisfied that the preceding provisions of paragraph 5 of this letter have been complied with and has notified the Borrowers and the Guarantor in writing of such satisfaction, whereupon the Facility Agreement shall be amended and shall continue in full force and effect save as amended by this letter.

6 Following the execution of this letter on behalf of the Borrowers and the Guarantor, the Facility Agent shall be entitled to circulate a copy of this letter to each of the Lenders.

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[NORDEA LOGO]

7     This letter shall be governed by English Law.

Yours faithfully

    By: /s/ Knut J. Hatleskog                     /s/ Kristine Erdal
        ---------------------------------         -----------------------------
        Knut J. Hatleskog                         Kristine Erdal
        Head of Sydicated Loans.                  Senior Relationship Manager




For and on behalf of:
NORDEA BANK NORGE ASA
(in its capacity as Facility Agent)

We acknowledge receipt of this letter and confirm our agreement to its terms and conditions

By: /s/ Edward A. Guthrie
    -----------------------------
For and on behalf of
GULF OFFSHORE N.S. LIMITED
(As a Borrower)

By: /s/ Edward A. Guthrie
    -----------------------------
For and on behalf of
GULFMARK REDERI AS
(FORMERLY KNOWN AS GULFMARK NORGE AS)
(As a Borrower)

By: /s/ Edward A. Guthrie
    -----------------------------
For and on behalf of
GULFMARK OFFSHORE, INC.
(As a Borrower)

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[NORDEA LOGO]

The Guarantor confirms that its obligations under the guarantee contained in clause 15 of the Facility Agreement shall remain in full force and effect in respect of the obligations of each Borrower under the Facility Agreement (as amended by this letter) and that the obligations of each Borrower under this letter constitute obligations included within the Guarantor's obligations under clause 15 of the Facility Agreement.

By: /s/ Edward A. Guthrie
    ------------------------

For and on behalf of

GULFMARK OFFSHORE, INC.

(As the Guarantor)

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